                         JOHN HANCOCK MONEY MARKET FUND

     SUPPLEMENT TO CLASS A AND CLASS B PROSPECTUS DATED SEPTEMBER 12, 1995

The EXPENSE INFORMATION TABLE is amended as follows:

                                                                                             CLASS A         CLASS B
                                                                                             SHARES          SHARES
                                                                                             -------         -------
SHAREHOLDER TRANSACTION EXPENSES
Maximum sales charge imposed on purchases (as a percentage of offering price).............     None            None
Maximum sales charge imposed on reinvested dividends......................................     None            None
Maximum deferred sales charge.............................................................     None            5.00%
Redemption fee+...........................................................................     None            None
Exchange fee..............................................................................     None            None
ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)
Management fee (net of reduction).........................................................     0.40%           0.40%
12b-1 fee (net of reduction)*.............................................................     0.15%           1.00%
Other expenses**..........................................................................     0.56%           0.56%
Total Fund operating expenses (net of reduction)***.......................................     1.11%           1.96%

  * The amount of the 12b-1 fee used to cover service expenses will be up to 0.15% and 0.25% of the Fund's average net assets attributable to Class A and Class B shares, respectively, and any remaining portion will be used to cover distribution expenses.
 ** Other Expenses include transfer agent, legal, audit, custody and other expenses.
*** Total Fund operating expenses in the table reflect the current agreement between the Fund and the Fund's distributor. In the future, the Class A distribution fee could increase to 0.25%, in which case the total Fund operating expenses of Class A shares would be 1.31%.
  + Redemption by wire fee (currently $4.00) not included.

                                EXAMPLE:                                    1 YEAR      3 YEARS      5 YEARS      10 YEARS
-------------------------------------------------------------------------   -------     --------     --------     ---------
You would pay the following expenses for the indicated period of years on a hypothetical $1,000 investment, assuming 5% annual return:
Class A Shares...........................................................     $11         $ 35         $ 61         $ 135
Class B Shares
    -- Assuming complete redemption at end of period.....................     $70         $ 92         $126         $ 207
    -- Assuming no redemption............................................     $20         $ 62         $106         $ 207

(This example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown).

  The Fund's payment of a distribution fee may result in a long-term shareholder indirectly paying more than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers, Inc.'s Rules of Fair Practice.

  The management and 12b-1 fees referred to above are more fully explained in this Prospectus under the caption "The Fund's Expenses" and in the Statement of Additional Information under the captions "Investment Advisory and Other Services" and "Distribution Contracts."


  Expenses reflect the reduction of the management fee by the Fund's investment adviser. The higher fee cannot be reinstated without the Trustees' consent. Without such a reduction the management fee and total fund operating expenses of the Class A and Class B shares, respectively, would have been estimated as 0.50% and 0.50%, and 1.31% and 2.06%.


December 4, 1995

4400S 12/95